Concentrations and credit risk	12 Months Ended
Mar. 31, 2021
Accounting Policies [Abstract]
Concentrations and credit risk
16	Concentrations and credit risk

The Company operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and trade receivables. The Company does not require collateral to support financial instruments that are subject to credit risk.

On March 31, 2020 and 2021, the Company had credit risk exposure of uninsured cash and deposits with maturities of less than one year in banks of approximately $9,111,000 and $10,060,000, respectively.

A substantial portion, 37%, 27% and 23% of revenue, was generated from one customer for the years ended March 31, 2019, 2020 and 2021, respectively.

The net revenue representing at least 10% of total net revenue are as follows:

	Year Ended March 31,
	2019		2020		2021
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Customer A	3,715	37	3,573	27	3,633	23
Customer C	1,225	12	1,239	9	1,386	9
Customer B	1,027	10	313	2	619	4
Customer E #	996	10	—	—	—	—

	6,963	69	5,125	38	5,638	36

# Rental income from this customer ended as of February 2019.

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2020		2021
	$ in thousands	%	$ in thousands	%

Customer C	241	30	343	27
Customer B	133	16	160	12
Customer A	99	12	298	23
Customer F	95	12	197	15

		70		77

At March 31, 2020 and 2021, these customers accounted for 70% and 77%, respectively, of net trade receivables. The trade receivables have repayment terms of not more than twelve months.